Confidential
Exhibit 10.41
Certain information in the marked exhibit below

has been omitted because it is both (i) not material and (ii) is the type that the registrant

treats as private or confidential.

Omissions are designated as “[*****].”
Standby Letter of Credit

Agreement
(USD $200,000,000 Committed/ USD $100,000,000 Uncommitted)
(Unsecured)
STANDBY LETTER

OF

CREDIT

AGREEMENT

(the

“
Agreement
”),

dated

as

of November 21, 2022,
by

and

among

EVEREST

REINSURANCE

(BERMUDA),

LTD.,

a

company

incorporated and existing
under the laws of Bermuda (the

“
Account

Party
”), and NORDEA BANK ABP,

NEW YORK BRANCH
(together with its successors and assigns, “ Bank
”).

1.

DEFINED

TERMS.
Definitions. For purposes of this Agreement, in addition to the terms defined elsewhere herein, the

following

terms

have

the

meanings

set

forth

below

(such

meanings to

be

equally applicable to the singular and plural forms

thereof):

“ Affected Financial Institution ” means (a) any EEA Financial Institution or (b) any UK
Financial Institution.
“ A.M. Best ” means A.M. Best Company, Inc.

“ Anti-Corruption Laws ” means all laws, rules, and regulations of any jurisdiction applicable to the Account Party from time to time concerning or relating to bribery or corruption, including, to the extent applicable, the United States Foreign Corrupt

Practices

Act

of

1977

and

the

rules

and

regulations

thereunder and

the U.K.
Bribery Act 2010 and the rules and regulations

thereunder.

“
Anti-Money

Laundering

Laws
”

means

any

and

all

laws,

rules

and

regulations

applicable to the Account Party from time to time concerning or relating to terrorism financing or money laundering, including any applicable provision of the PATRIOT

Act
and The Currency and Foreign Transactions Reporting Act (also known as the “Bank
Secrecy Act,” 31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959).

“ Application ” has the meaning set forth in
Section

2(a) .

“ Annual Statement
” means, with respect to the Account Party for any fiscal year,

the
annual financial statements of the Account Party as required to be filed with the

Insurance Regulatory Authority

of

its

jurisdiction

of

domicile

and

in

accordance

with

the

laws

of

such jurisdiction, together with all exhibits, schedules,
certificates and actuarial opinions required to be filed or delivered therewith.

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“ Bail-In Action
” means the exercise of any Write-Down and Conversion Powers by the
applicable Resolution Authority in respect of any liability of an Affected Financial
Institution.
“ Bail-In Legislation ” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of
the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the
EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom,

Part I of
the United Kingdom Banking Act 2009 (as amended from time to time) and any other law,

regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“ Bankruptcy Law ” means the United States Bankruptcy Code (11 U.S.C. § 101 et seq. ),
as amended, modified, succeeded or replaced from time to time, and all other liquidation, conservatorship, bankruptcy, assignment for

the benefit of creditors,
moratorium,
rearrangement, receivership,

insolvency,

reorganization

or similar debtor

relief

laws

of the United States or any state thereof,

Bermuda or any other foreign or other
applicable jurisdictions from time to time in effect and affecting the rights of creditors

generally.

“ Base Rate ” means, at any time, (a) the rate per annum quoted by the New York
Branch of Nordea as its “Federal Funds Offered Rate” at 4:00 p.m., New York time, on such Business Day plus (b) 2.00%, or such other rate or series of rates as determined by
Bank and notified to Account Party in writing; provided that, (i) if the day for which such rate is to be determined is not a Business Day, the Base Rate for such day shall be such rate as quoted on the immediately preceding Business Day and (ii) if the Base Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this
Agreement.
“
Business

Day
”

means

any

day

other

than

a

Saturday,

Sunday

or

legal

holiday

on

which banks in Hamilton, Bermuda and New York City, New York,

are open for the
conduct of their commercial banking business.

“ Capital Stock ” means (i) with respect to any Person that is a corporation, any and all shares, interests or equivalents in capital stock (whether voting or nonvoting, and whether common or preferred) of such corporation, and (ii) with respect to any Person that is not a corporation, any and all partnership, membership, limited liability company

or

other

equity interests of

such

Person;

and

in

each

case,

any

and

all

warrants,

rights

or

options

to

purchase any of the foregoing.

“ Cash Equivalents ” means (i) securities issued or unconditionally guaranteed by the
United States

of

America

or

any

agency

or

instrumentality

thereof,

backed

by

the

full

faith and credit of the United States of America and maturing within 90 days from the date of acquisition, (ii) commercial paper issued by any Person organized under the laws of the United

States

of

America,

maturing

within

90

days

from

the date of
acquisition and,

at

the time of acquisition, having a rating of at least A 1 or the

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equivalent thereof by Standard & Poor’s or at least P 1 or the equivalent thereof by
Moody’s, (iii) time deposits and certificates of deposit maturing within 90 days from the date of issuance and issued by a bank or trust company organized under the laws of the
United States of America or any state thereof that has combined capital and surplus of at least $500,000,000 and that has (or is a subsidiary of a bank holding company that
has) a long-term unsecured debt rating of at least A or the equivalent thereof

by

S&P
or

at least
A2

or

the

equivalent thereof by Moody’s, (iv) repurchase obligations with a term not exceeding seven (7) days with respect to underlying

securities

of

the

types

described

in

clause

(i)

above

entered

into with any bank or trust company meeting the
qualifications specified in clause (iii) above, and (v) money market funds at least 95% of the assets of which are continuously invested in securities of the type described in clauses (i) through (iv)

above.

“ Change in Control ” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities
Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof), other than Everest Re Group, Ltd. and any of its direct or indirect Subsidiaries, of Capital Stock representing 25% or more of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of the Account Party; or (b) the acquisition of direct or indirect Control of the Account Party by any Person or group, other than Everest Re Group, Ltd. and any of its direct or indirect Subsidiaries.

“ Change in Law ” means the occurrence after the date of this Agreement of: (a) the adoption or effectiveness of any law,

rule, regulation, judicial ruling, judgment or treaty,
(b) any change in any law,

rule, regulation or treaty or in the administration
interpretation, implementation or

application

by

any

Governmental

Authority

of

any law,

rule,

regulation or treaty, or (c) the making or issuance by any Governmental
Authority of any request, rule, guideline or directive, whether or not having the force of law; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank
Wall Street Reform and Consumer Protection Act and all requests, rules,

guidelines

or

directives

thereunder

or issued in connection therewith and (ii) all
requests, rules, guidelines or directives concerning capital adequacy promulgated by the
Bank for International Settlements, the Basel Committee on Banking Supervision
(or

any

successor

or

similar

authority)

or

the U.S. federal or foreign regulatory
authorities

shall,

in

each

case,

be

deemed

to

be

a

“Change in Law,”

regardless of the
date enacted, adopted or

issued.

“ Closing Date
” means November 21, 2022.

“ Code ” means the Internal Revenue Code of 1986, and the rules and regulations promulgated thereunder.

[*****]

[*****]

[*****]
[*****]

“ Committed Standby Letter of Credit Facility ” means a committed standby letter of credit in an aggregate principal amount at any time outstanding not to exceed

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$200,000,000, as such amount may be reduced from time to time pursuant to the terms hereof.

“ Commitment ” means the obligation of Bank to Issue Letters of Credit for the account of the Account Party under, and not exceed, the

Committed Standby Letter of Credit
Facility.

“ Commitment Termination Date ” means the earliest to occur of (a) two (2) years from the Termination Notice Date pursuant to Section 13(b) , (b) the date of termination of the entire Commitment by the Account Party pursuant to Section 2(h) , (c) the date of termination of the Commitment pursuant to
Section

11(a)

and (d) the date that is four
(4) years from the Closing Date (i.e., the fourth anniversary of the Closing Date).

[*****]

“ Control ” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power,

by contract or otherwise.

“
Controlling ” and “ Controlled
”

have meanings correlative thereto.

[*****]

[*****]

“
Credit

Documents
”

means,

collectively,

this

Agreement,

the

Letter

of

Credit

Docu
ments, each Security Document, and each other agreement, document, or instrument executed and delivered by the Account Party to Bank in connection with any Credit
Document or any Letter of Credit.

[*****]

[*****]

“ Default ” means any of the events specified in Section 10 which with the passage of time, the giving of notice or any other condition, would constitute an Event of Default.

“ Disqualified Capital Stock ” means, with respect to any Person, any Capital Stock of such Person that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event or otherwise, (i)
matures or is mandatorily redeemable or subject to any mandatory repurchase

requirement, pursuant to a sinking fund obligation or otherwise, (ii) is redeemable or subject to any mandatory repurchase requirement at the sole

option

of

the

holder

thereof, or (iii) is convertible into or exchangeable

for
(whether at

the

option

of

the issuer or the holder thereof) (A) debt securities

or (B)
any Capital Stock referred to in clause (i) or (ii) above, in each case under clause (i), (ii)
or (iii) above at any time on or prior to the Commitment Termination
Date; provided, however,

that only the portion of Capital Stock that so matures or is mandatorily redeemable, is so redeemable at the option of the holder thereof, or is so convertible or exchangeable on or prior to such date shall be deemed to be Disqualified
Capital Stock.

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“ Dollar Amount ” means, at any time, with respect to any amount denominated in
Dollars, such amount.

“ Dollars ” or “ $
” means dollars of the United States of America.

“ Draw Date ” has the meaning specified in Section 2(b)(i)
.

“ Drawing Document ” has the meaning specified in Section 2(e)(ii).
“ Due Date ” has the meaning specified in
Section

2(b)(i)
.

“ EEA Financial Institution ” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution
Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in
clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“ EEA Member Country ” means any of the member states of the European Union, Iceland,
Liechtenstein, and Norway.

“ EEA Resolution Authority ” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“ ERISA
”

means

the

Employee

Retirement

Income

Security

Act

of

1974, as amended.

“ ERISA Affiliate ” means any trade or business (whether or not incorporated) that, together with the Account Party, is treated

as a single employer
under Section 414(b) or (c) of the Code or Section 4001(14)

of ERISA or, solely for
purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414(m) or (o) of the Code.

“ ERISA Event ” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30 day notice period is waived); (b) the failure to satisfy the “minimum funding standard” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived with respect to any Plan; (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Account Party or any of its
ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Account Party or any of its ERISA Affiliates from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or
Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Account
Party or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal of the Account Party or any of its ERISA Affiliates from any Plan or
Multiemployer Plan; or (g) the receipt by the Account Party or any of its ERISA Affiliates

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of any notice, or the receipt by any Multiemployer Plan from, the Account Party, or any of its ERISA Affiliates of any notice, concerning the imposition upon the Account Party, or any of its ERISA Affiliates of Withdrawal Liability or a determination that a Multiemployer
Plan is, or is expected to be, insolvent within the meaning of Title IV of ERISA.

“ EU Bail-In Legislation Schedule ” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“ EU Blocking Regulation ” means, collectively, the Council Regulation (EC) No. 2271/96 of
November 22, 1996, as amended by Commission Delegated Regulation (EU) 2018/1100 of
June 6, 2018, Section 7 of the German Foreign Trade Ordinance
( Außenwirtschaftsverordnung - AWV ), and any other applicable anti-boycott or similar laws, each as in effect from time to time.

“ Event of Default ” has the meaning specified in Section 10 .

“ Exchange Act
” means the Securities Exchange Act of 1934.

“ FATCA ” means (a) Sections 1471 through 1474 of the Code, as of the date of this
Agreement (or

any

amended

or

successor

version

that

is

substantively

comparable

and

not materially more onerous to comply with), any current or future regulations or official interpretations thereof,

and any agreements entered into pursuant to Section
1471(b)(1) of the Code, (b) any treaty, law,

regulation or other official guidance enacted
in any other jurisdiction, or relating to an intergovernmental agreement between the
United States and any other jurisdiction with the purpose (in either case) of facilitating the implementation of (a) above, or (c) any agreement pursuant to the implementation of paragraphs (a) or (b) above with the IRS, the United States government or any governmental or taxation authority in the United States.

“ Final Expiry Date
”

means

the

date

when

the

Commitment

Termination

Date

has

occurred,

all Letters of Credit have expired or terminated without any pending drawing thereon, and all Obligations owing hereunder and in the other Credit Documents have been paid in full.

“ Financial Strength Rating ” means, as to any Person as of any date of determination, the rating that has been most recently announced by A.M. Best as the “financial strength rating” of such

Person.

“ Fiscal Year ” means the fiscal year of the Account Party.
“ GAAP ” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American
Institute of Certified Public Accountants and statements and pronouncements of the
Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

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“ Governmental Authority ” means the government of any nation or any political subdivision thereof, whether at the national, state, territorial, provincial, municipal or any
other level,

and

any

agency,

authority,

instrumentality,

regulatory

body,

court,

centr
al

bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of, or

pertaining to, government (including any
supra-

national bodies such as the European Union or the European Central Bank).

“
Hedge

Agreement
”

means

any

interest

or

foreign

currency

rate

swap,

cap,

collar,

option, hedge, forward rate or other similar agreement or arrangement designed to protect against
fluctuations in

interest

rates

or

currency

exchange

rates,

including

any

swap

agreement

(as defined in 11 U.S.C. § 101).

“ Hedge Termination Value ” means, in respect of any one or more Hedge Agreements, after taking

into

account

the

effect

of

any

legally

enforceable

netting

agreement

relating

to such Hedge

Agreements,

(a)for any

date

on

or

after

the

date

such

Hedge

Agreements

have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Hedge
Agreements, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Hedge Agreements (which may include Bank or any affiliate of Bank).

“ Indebtedness ” means, with respect to any Person (without duplication), (i) all indebtedness of

such

Person

for

borrowed

money

or

in

respect

of

loans

or

advances
,

(ii)

all obligations of such Person evidenced by notes, bonds, debentures or similar

instruments, (iii) all reimbursement obligations of such Person with respect to surety bonds, letters of credit and bankers’ acceptances (in each case, whether or not drawn or matured and in the stated amount thereof), (iv) all obligations of such Person to pay the deferred purchase price of property or services, (v) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property

acquired

by

such

Person, (vi) all obligations of such Person as lessee under
leases that are or are required to be, in accordance with GAAP,

recorded as
capital

or

finance

leases,

to

the

extent

such obligations are required to be so

recorded, (vii) all obligations and liabilities of such Person incurred in connection with any transaction or series of transactions providing for the financing of assets through one or more securitizations or in connection with, or pursuant to, any synthetic lease or similar off-balance sheet financing, (viii) all Disqualified Capital Stock issued by such

Person, with
the amount of Indebtedness represented by such Disqualified Capital Stock being equal to the greater of its voluntary or involuntary liquidation preference and its maximum fixed repurchase price, but excluding accrued dividends, if any (for purposes hereof, the
“maximum fixed repurchase price” of any Disqualified Capital Stock that does not have
a

fixed

repurchase

price

shall

be

calculated

in

accordance with the terms of such
Disqualified Capital Stock as if such Disqualified Capital Stock were purchased on any date

on

which

Indebtedness

shall

be

required

to

be determined pursuant to this
Agreement,

and

if

such

price

is

based

upon,

or

measured

by,

the

fair

market value
of such Disqualified Capital Stock, such fair market value shall be determined

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reasonably and

in

good

faith

by

the

board

of

directors

or

other

governing

body

of

t
he issuer of such Disqualified Capital Stock), (ix) the Hedge Termination Value of such
Person under any Hedge Agreements, calculated as of any date as if such agreement or arrangement were terminated

as

of

such

date,

(x)

all

contingent

obligations

of

such

Person in respect of Indebtedness of other Persons and (xi) all indebtedness referred to in clauses (i) through (x) above secured by any Lien on any property or asset owned or held by such Person regardless of whether the indebtedness secured thereby shall have been assumed

by such Person or is nonrecourse to the credit of such Person.

“ Instructions ” has the meaning set forth in
Section

2(a) .

“ Insurance Regulatory Authority ” means, with respect to the Account Party, the insurance department or similar Governmental Authority charged with regulating insurance companies or insurance holding companies, in its jurisdiction of domicile and, to the extent that it has regulatory authority over the Account Party,

in each other
jurisdiction in which the Account Party conducts business or is licensed to conduct business.

“ Investment Company Act ” means the Investment Company Act of 1940 (15 U.S.C. §
80(a)(1),
et

seq.
).

“ IRS
” means the United States Internal Revenue Service.

“ issue ” means, with respect to any Letter of Credit, to issue, to amend or to extend the expiry of, or to renew or increase the stated amount of,

such Letter of Credit. The terms
“ issued
”,

“
issuing ” and “ issuance
” have corresponding meanings.

“ Letters of Credit ” means the collective reference to standby letters of credit issued pursuant to
Section

2
.

“ Letter of Credit Documents ” means, with respect to any Letter of Credit, collectively, any Applications, agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for the

rights

and

obligations

of

the

parties

concerned

or

at

risk

with

respect

to

su
ch Letter of Credit.

“ Lien ” means any mortgage, pledge, hypothecation, assignment, security interest, lien
(statutory or otherwise), preference, priority,

charge or other encumbrance of any
nature, whether voluntary or involuntary,

including the interest of any vendor or lessor
under any conditional sale agreement, title retention agreement, capital lease or any other lease or arrangement having substantially the same effect as any of the foregoing.

“ Material Adverse Effect ” means a material adverse effect upon (i) the financial condition, operations, business, properties or assets of the Account Party,

(ii)

the

ability

of

the

Account

Party to perform its

payment

or

other

material

obligations

under

this

Agreement

or

any

of

the

other

Credit Documents, or (iii)

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the legality, validity,

or enforceability of this Agreement or any of the other Credit
Documents or the rights and remedies of Bank hereunder and

thereunder.

“ Multiemployer Plan ” means a multiemployer plan as defined in Section 4001(a)(3) of
ERISA.

“
Multiple Employer Plan ” means an employee pension benefit plan with respect to which the Account Party or any of its ERISA Affiliates is a contributing sponsor, and that has two
(2) or more contributing sponsors at least two (2) of whom are not under common control, as such a plan is described in Section 4064 of ERISA.

“ Non-Extension Notice Date ” has the meaning given to such term in Section 2(g)
.

“ Notice of Non-Extension ” has the meaning given to such term in
Section

2(g) .

“ Obligations ” means all obligations and liabilities (including (a) any interest and fees accruing after the filing of a petition or commencement of a case by or with respect to the Account Party seeking relief under any applicable Bankruptcy Laws, whether or not the claim for

such

interest

or

fees

is

allowed or allowable in

such

proceeding, (b) the
obligation to provide cash collateral hereunder,

and (c) reimbursement and other
payment obligations

and

liabilities)

of

the

Account

Party

to

Bank arising under, or in
connection with, the applicable Credit Document (including Section 5 below) any
Application or any Letter of Credit, in each case whether matured or unmatured, absolute or contingent, now existing or hereafter incurred.

“ OFAC
” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.

[*****]

“ Other Taxes ” has the meaning specified in
Section

2(c) .

“
Outstanding

Letters

of

Credit
”

means,

as

of

any

date,

the

sum

of

(a)

the

Stated

Amount of all outstanding Letters of Credit at such time and, without duplication, (b) all reimbursement obligations in respect of Letters of Credit at such time.

“
PATRIOT

Act
” means the USA PATRIOT

Act (Title III of Pub. L. 107-56 (signed into law
October 26, 2001)).

“ Payment Date ” has the meaning specified in
Section

2(b)(i) .

“ PBGC ” means the Pension Benefit Guaranty Corporation referred to and defined in
ERISA and any successor entity performing similar functions.

“ Person
” means any natural person, corporation, limited liability company,

trust, joint
venture, association, company,

partnership, governmental authority or other

entity.

“ Plan ” means any employee pension benefit plan (including a Multiple Employer Plan, but other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or

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Section 412 of the Code or Section 302 of ERISA, and in respect of which the Account
Party or any ERISA Affiliate thereof is (or,

if such plan were terminated, would under
Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5)

of
ERISA.

[*****]

“ Quarterly Statement ” means, with respect to the Account Party for any fiscal quarter, the unaudited quarterly financial statements of the Account Party.

“ Requirement of Law ” means, with respect to any Person, the charter, articles, constitution or certificate of organization or incorporation and by-laws or other organizational or governing documents of such Person, and any statute, law,

treaty,
rule, regulation, order,

decree, writ, injunction or determination of any arbitrator or court or other Governmental Authority, in each case applicable to or binding upon such
Person or any of its property or to which such Person or any of its property is subject or otherwise pertaining to any or all of the transactions contemplated by this Agreement and the other Credit Documents.

“ Resolution Authority ” means an EEA Resolution Authority or, with respect to any UK
Financial Institution, a UK Resolution Authority.
“ Responsible Officer
” means, as to any Person, the chief executive officer,

president,
chief financial

officer,

controller,

treasurer

or

assistant

treasurer

of

such

Person

or

a
ny

other officer of such Person designated in writing by the Account Party and reasonably
acceptable to

Bank;

provided

that,

to

the

extent

requested

thereby,

Bank

shall

have

received a certificate of such Person certifying as to the incumbency and genuineness of the signature of each such officer. Any

document delivered hereunder or under any
other Credit Document that is signed by a Responsible Officer of a Person shall be

conclusively presumed to have been authorized by all necessary corporate, limited liability company, partnership and/or other action on the part of such Person and such
Responsible Officer shall be conclusively presumed to have acted on behalf of such Person.

“ S&P ” means Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global Inc.
and any successor thereto.

“ Sanctions ” means any and all economic or financial sanctions, sectoral sanctions, secondary sanctions,

trade

embargoes

and

anti-terrorism

laws,

including

but

not

limited

to those imposed, administered or enforced from time to time by the U.S.
government (including those administered by OFAC or the U.S. Department of State), the
United Nations Security Council, the European Union, Her Majesty’s Treasury,

or other
relevant sanctions authority.

“
Sanctioned

Country
”

means

at

any

time,

a

country,

territory

or

region

which

is

itself

the subject or target of any Sanctions.

Confidential
“ Sanctioned Person ” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC (including, without limitation,

OFAC’s
Specially Designated Nationals

and

Blocked

Persons

List

and

OFAC’s

Consolidated

Non- SDN List), the U.S. Department of State, the United Nations Security Council, the
European Union, Her Majesty’s Treasury,

or other relevant sanctions authority, (b) any
Person located, operating,

organized

or

resident

in

a

Sanctioned

Country

or

(c)

any

Person owned or controlled by any such Person or Persons described in clauses (a)
and (b), including a

Person

that

is

deemed

by

OFAC

to

be

a

Sanctions

target

based

on

the

ownership of such legal entity by Sanctioned Peron(s).

[*****]

“ Solvent ” means, as to any Person as of any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair saleable value of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts, including contingent debts, as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities, including contingent debts and liabilities, beyond such Person’s ability to pay such debts and liabilities as they mature and (d) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person’s property would constitute an unreasonably small
capital.

The amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

[*****]

“ Standard Letter of Credit Practice ” means, for Bank, any U.S. federal or state or foreign law or letter of credit practices applicable in the city in which Bank issued the applicable Letter

of

Credit

or

for

its

branch

or

correspondent

banks,

such

laws

and

practices applicable in

the

city

in

which

it

has

advised,

confirmed

or

negotiated

such

Letter

of

Credit,
as the

case

may

be.

Such

practices

shall

be

(i)

of

banks

that

regularly

issue

letters

of

credit in the particular city, and (ii) required or permitted under the ISP (as defined below) or UCP (as defined below), as chosen in the applicable
Letter of Credit. “ ISP ” means, International Standby Practices 1998 (International
Chamber of Commerce Publication No. 590) and any subsequent revision thereof adopted by the International Chamber of Commerce on the date such Letter of Credit is issued. “ UCP ” means, Uniform Customs
and Practice

for

Documentary

Credits

2007

Revision,

International

Chamber

of

Commerce Publication No. 600 and any subsequent revision
thereof adopted by the International Chamber of Commerce on the date such Letter of
Credit is issued.

“ Stated Amount ” means, with respect to any Letter of Credit at any time, the aggregate
Dollar Amount available to be drawn thereunder at such time (regardless of whether any conditions for drawing could then be met).

Confidential
“ Subsidiary ” means as to any Person, any corporation, partnership, limited liability company or other entity of which more than fifty percent (50%) of the outstanding
Capital Stock having ordinary voting power to elect a majority of the board of directors
(or equivalent governing body) or other managers of such corporation, partnership, limited liability company or other entity is at the time owned by (directly or indirectly)
such Person (irrespective of whether,

at the time, Capital Stock of any other class or
classes of such corporation, partnership, limited liability company or other entity shall have or might have voting power by reason of the happening of any contingency).

“ Taxes ” has the meaning specified in Section 2(c)
.

“Termination Notice Date ” has the meaning specified in Section 13(b ).

[*****]

“ UCC
”

means

the

Uniform

Commercial

Code

as

in

effect

on the date hereof in the
State

of New York.

“ UK Financial Institution ” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom
Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA
Handbook (as amended from time to time) promulgated by the United Kingdom
Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“ UK Resolution Authority ” means Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
[*****]

“ Uncommitted Standby Letter of Credit Facility ” means an uncommitted standby letter of credit in an aggregate principal amount at any time outstanding not to exceed
$100,000,000, as such amount may be reduced from time to time pursuant to the terms hereof.

[*****]

“ U.S.
” means United States of America.

“ Withdrawal Liability ” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of
Subtitle E of Title IV of ERISA.

“ Write-Down and Conversion Powers ” means, (a) with respect to any EEA Resolution
Authority, the write-down and conversion powers

of such EEA Resolution Authority from
time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom,

any powers of the applicable Resolution

Confidential
Authority

under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution

or any contract or instrument under which that
liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

2.

LETTER OF CREDIT FACILITY.
(a)

General. At the request of the Account Party, Bank agrees, on and subject to the terms and conditions of this Agreement, to issue (i) standby Letters of Credit for the account of the Account Party in Dollars under the Committed Standby Letter of
Credit Facility from time to time and (ii) in its sole discretion and solely to the extent the Committed Standby Letter of Credit Facility has been utilized in full, standby
Letters of Credit for the account of the Account Party in under the Uncommitted
Standby Letter of Credit Facility from time to time, in each case during the period from the Closing Date to but not including the Commitment Termination Date. The request to issue a Letter of Credit (an “ Application ”) shall be in such form as Bank shall from time to time require or agree to accept (including any type of electronic form or means of communication acceptable to Bank) and, upon the receipt of any
Application, Bank shall process such Application in accordance with its customary procedures and shall, subject to Section 4 , promptly issue the Letter of Credit requested thereby (but in no event shall Bank be required to issue any
Letter of

Credit

earlier

than

three

Business

Days

after

its

receipt

of

the

Application

therefor) by issuing the original
of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed

by

Bank

and

the

Account

Party.

Inquiries,

communications

and

instructions
(whether written, facsimile or in other electronic form approved by Bank) regarding a
Letter of Credit, an Application and this Agreement are each referred to herein as
“ Instructions
”.

Bank’s

records

of

the

content

of

any

Instruction

will

be

conclusiv
e,

absent manifest error.

Further, except

as required by the terms of this
Agreement, and except as may be provided in a Letter of Credit or otherwise specifically agreed to in writing by Bank in its sole discretion, Bank shall have no duty to: (i) issue a replacement Letter of Credit on or before the expiry date of any Letter of Credit or the end of such term; (ii) issue or refrain from issuing any notice, if a
Letter Credit permits it to do so, of its election to terminate or cancel the Letter
Credit prior to its stated expiry date; (iii) issue or refrain from issuing any notice of its election to refuse to reinstate the amount of any drawing under a Letter of Credit; or
(iv) otherwise amend or modify a Letter of Credit.

(b)

General Payment Obligations. For each Letter of Credit, the Account Party shall, as to
clause (i)

below,

reimburse

Bank,

and

as

to

all

other

clauses

below,

pay

Bank,

in each

case in Dollars (unless Bank agrees otherwise with Account Party):

Confidential
(i)

with respect to a drawing under any Letter of Credit, the amount of each drawing paid by Bank thereunder (such date of payment hereinafter referred to as the “ Draw Date ”) no later than the first succeeding Business Day after the
Account Party’s receipt of notice of such payment by Bank (the “ Due Date ”), with

interest as provided below on the amount so paid by Bank (to the extent not reimbursed prior to 2:00 p.m. Eastern Time on the Draw Date) for the period from the Draw Date to the date the reimbursement obligation created thereby is satisfied in full (the “ Payment Date ”). If the Payment Date is on or prior to the Due Date, such interest shall

be

payable

at

the

Base
Rate as

in

effect

from

time

to

time

during

the period from the Draw Date to the Payment Date. If the Payment
Date is after the Due Date, such interest shall be payable (x) as provided in the preceding sentence during the period from and including the Draw Date to and not including the Due Date, and (y) at the Base Rate as in effect from time to time plus 2% from and including the Due Date to and not including the
Payment Date;

(ii)

[*****]

(iii)

except as otherwise provided in clause (i) above and clause (iv) below, interest on
each amount

payable

by

the

Account

Party

under

the

applicable

Credit

Documents for each

day

from

and

including

the

date

such

payment

is

due
to and

not

including the date of payment, on demand, at a rate per annum equal to the Base Rate as in effect from time to time plus 2%;

(iv)

within ten (10) days of demand, Bank’s documented out-of-pocket costs and expenses (including the reasonable and documented legal fees, charges and disbursements of outside counsel to Bank incurred in connection with the protection or enforcement of Bank’s rights against

the Account Party under this
Agreement and the other applicable Credit Documents and any correspondent bank’s documented

charges

related

thereto),

with

interest

from

the

date

of

demand by Bank to and not including the date of payment by the Account Party, at a rate per annum equal to the Base Rate as in effect from time to time plus

2%;

(v)

if as a result of any Change in Law, Bank determines that the cost to Bank of issuing or maintaining any Letter of Credit is increased (excluding, for purposes of this clause (a)(v), any such increased costs resulting from (A) income taxes, franchise

taxes

and

similar

taxes

imposed

on

Bank

by

any

taxing

authorit
y, any U.S.

federal withholding taxes imposed under FATCA

and Other Taxes (in
each case as

to

which

Section

2(c)
shall

govern)

and

(B)

changes

in

the

basis

of

taxation of overall net income or overall gross income by the U.S. or by the foreign jurisdiction or state under the laws of which Bank is organized or has its lending office or any political subdivision thereof), then the Account Party will pay to Bank, from time to time, within ten (10) days after demand by Bank, which

Confidential
demand shall

include

a

statement

of

the

basis

for

such

demand

and

a

calculation

in reasonable detail of the amount demanded, additional amounts sufficient to compensate Bank for such increased cost. A certificate as to the amount of such increased cost, submitted to the Account Party by Bank, shall be conclusive and binding for all purposes, absent manifest error; and

(vi)

if Bank determines that any Change in Law affecting Bank or any lending office of Bank or Bank’s holding company regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on Bank’s capital or
on the capital of Bank’s holding company as a consequence of this Agreement or the Letters of Credit issued by Bank to a level below that which Bank or
Bank’s holding company could have achieved but for such Change in Law (taking into consideration Bank’s or its holding company’s

policies with respect to
capital adequacy), then from time to time the Account Party will pay to Bank within

ten (10) days after demand by Bank, which demand shall include a statement of the basis for such demand and a calculation in reasonable detail of the amount
demanded, such

additional

amount

or

amounts

as

will

compensate

Bank

or

Bank’s holding company

for

any

such

reduction

suffered.

A

certificate

as

to

such

amounts submitted to the Account Party by Bank shall be conclusive and binding for all purposes, absent manifest error. Bank shall use reasonable efforts to designate a different lending office if such designation will avoid (or reduce the cost to the Account Party of) any event described in the preceding sentence and such designation will not, in Bank’s

good faith judgment, subject
Bank to any unreimbursed cost or expense and would not otherwise be disadvantageous to Bank.

Notwithstanding the provisions of clause (v) or (vi) above or Section 2(c) below
(and without limiting the immediately preceding paragraph), Bank shall not be entitled to compensation from the Account Party for any amount arising prior to the date which is 180 days before the date on which Bank notifies the Account
Party of such event or circumstance (except that if such event or circumstance is retroactive, then such 180-day period shall be extended to include the period of retroactive effect thereof).

Any payments received

by

Bank

pursuant

to

the

Credit

Documents after 1:00

p.m. Eastern shall be deemed to have been made on the next succeeding
Business Day for all purposes under the Credit Documents.

(c)

Immediately Available Funds; No Withholding. All reimbursements and payments by or on behalf of the Account Party shall be made in immediately available funds, free and clear of and without deduction for any present or future Taxes, set-off or other
liabilities, to such location as Bank may reasonably designate from time to time. The
Account Party shall pay all withholding taxes and Other Taxes imposed by any taxing
authority on
reimbursement or

payment

under

any

Letter

of

Credit

and

any

Credit

Document,

a
nd

shall indemnify Bank against all liabilities, costs, claims and expenses resulting from
Bank having to

pay

or

from

any

omission

to

pay

or

delay

in

paying

any
such taxes,

except

to

the extent that such taxes are determined by a court of
competent jurisdiction by a final and nonappealable judgment to have resulted from the

Confidential
gross negligence or willful misconduct of Bank. Any such indemnification payment shall be made within ten (10) days from the date Bank makes written demand therefor.
“ Taxes ” means all taxes, fees, duties, levies, imposts, deductions, charges or withholdings of any kind (other than income taxes, franchise taxes and similar taxes imposed on Bank by any taxing authority and any U.S. federal withholding taxes imposed under FATCA).

“
Other Taxes ” means all present or future stamp, documentary, excise, property or similar taxes, charges or levies that arise from any payment made hereunder or from the execution, delivery or registration of,

performance under, or
otherwise with respect to, this Agreement or any other Credit Document.

(d)

Automatic Debit and Set-Off. Upon the occurrence and during the continuance of any
Event of Default with respect to the Account Party,

Bank (which term shall include
Bank’s branches and affiliates for purposes of this paragraph) may

(but shall not be
required to), without demand for reimbursement or payment or notice to the Account
Party,

and in addition to any other right of set-off that Bank may have, debit any account or accounts, irrespective of the currency of such account or accounts, maintained by

the

Account

Party

with

any

office

of

Bank

(now

or

in

the

future)

and

set-off and apply (i) any
balance or deposits (general, special, time, demand, provisional, final, matured or absolute) in the account(s) and (ii) any sums due or payable from Bank, to the payment of any and all Obligations owed by the Account Party to Bank, irrespective of whether
Bank shall have made any demand under this Agreement and although such Obligations may be contingent or unmatured.

Bank agrees promptly to notify the Account
Party after

any

such

set-off

and

application;

provided,

however,

that

the

failure

to

give

such
notice shall not affect the validity of such set-off and application.

(e)

Obligations Absolute. The Account Party’s reimbursement and payment obligations under this Section 2 are absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever,

including, without limitation:

(i)

any lack of validity, enforceability or legal effect

of any Letter of Credit or any
Credit Document or any term or provision therein;

(ii)

payment

against

presentation

of

any

draft,

demand

or

claim

for

payment

under

any Letter of Credit or other document presented for purposes of drawing under any Letter of Credit (individually,

a “
Drawing Document ” and
collectively, the “
Drawing

Documents
”) that does not comply in whole or in
part with the terms of the applicable Letter of Credit or which proves to be fraudulent, forged or invalid in any respect or any statement therein proving to
be untrue or inaccurate in any respect, or which is signed, issued or presented by a Person or a transferee
of such

Person

purporting

to

be

a

successor

or

transferee
of

the

beneficiary

of

such Letter of Credit;

(iii)

Bank or any of its branches or affiliates being the beneficiary of any Letter of
Credit;

Confidential

(iv)

Bank

or

any

correspondent

bank

honoring

a

drawing

against

a

Drawing

Document up to the amount available under any Letter of Credit even if such
Drawing Document claims an amount in excess of the amount available under such Letter of Credit;

(v)

the

existence

of

any

claim,

setoff,

defense

or

other

right

that

Account

Part
y

or

any other Person may have at any time against any beneficiary or any assignee of proceeds, Bank or any other Person;

(vi)

if any other Person shall at any time have guaranteed or otherwise agreed to be liable for any of the Obligations or granted any security therefor,

any change in
the time, manner or place of payment of or any other term of the obligations of such other Person, or any exchange, change, waiver,

release of, or failure or
lapse of perfection of any grant of any collateral for,

or any other Person’s
guarantee of or other liability for,

any of the Obligations;

(vii)

any replacement, extension or modification of each Letter of Credit or waiver of discrepancies authorized by the Account Party;
(viii)

any agreement by Bank or any beneficiary of any Letter of Credit extending or shortening Bank’s time after presentation to examine documents or to honor or give notice of discrepancies shall be deemed to not reduce or impair the
Account Party’s Obligations ;
(ix)

any

other

event,

circumstance

or

conduct

whatsoever,

whether or not
similar

to

any of the

foregoing

that

might,

but

for

this

Section

2
(e)
,

constitute

a

legal

or

equitable defense to or discharge of, or provide a right of set-off against, the Obligations, whether against Bank, the beneficiary or any other Person;

provided,

however,

that

subject

to

Section

5(b)
below,

the

foregoing

shall

not

release

Bank from such liability to the Account Party as may be determined by a court of competent
jurisdiction by

a

final

and

nonappealable

judgment

against

Bank

following

reimbursement and/or payment of the Obligations.

(f)

Computation of Interest and Fees; Maximum Rate. All computations of interest and fees to

be

made

hereunder

and

under

any

other

Credit

Document

shall

be

made

o
n

the

basis of a year consisting of (i) in the case of interest determined with reference to the Base Rate, 365/366

days,

as

the

case

may

be,

or

(ii)

in

all

other

instances,

360

days;

and

in

each case under (i) and (ii), for the actual number of days elapsed
(including the first day but excluding the last day) occurring in the period for which such interest or fee is payable. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest
under this

Agreement

charged

or

collected

pursuant

to

the

terms

of

this

Agreement

exceed the highest rate permissible under any applicable law

Confidential
which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that

Bank has charged or received
interest hereunder in excess of the highest applicable rate, the rate in effect hereunder
shall automatically be reduced to the maximum rate

permitted

by

applicable

law

and

Bank

shall

at

its

option

(i)

promptly

refund to the Account Party any interest received
by Bank in excess of the maximum lawful rate or (ii) apply such excess to any outstanding Obligations. It is the intent hereof that the Account Party not pay or contract to pay,

and that Bank not receive or contract to receive, directly or indirectly in any manner whatsoever,

interest in excess of that which may be paid by the Account
Party under applicable law.

(g)

Expiry Date of Letters of Credit . Each Letter of Credit shall expire at or prior to the earlier of

(i)

the

close

of

business

on

the

date

one

year

after

the

date

of

the

issuance

of such Letter of Credit (or, in the case of any renewal or extension thereof,

one
year after such renewal or extension), or (ii) the Commitment Termination
Date; provided,

however,

if the Account
Party so

requests

in

any

applicable

Application,

Bank

agrees

to

issue

a

Letter

of

Credit

that provides for the automatic extension for successive periods of one year or less until Bank shall have

delivered

prior

written

notice

of

non-
extension to

the

beneficiary

of

such

Letter

of Credit (a “
Notice of Non-Extension ”) no
later than 60 days prior to the stated maturity date specified in such Letter of Credit
(such time, the “
Non-Extension

Notice

Date
”).

The Account Party
acknowledges

that

Bank

shall

not

be

required

to

extend

any

Letter of

Credit if Bank has determined that it would
have no obligation at such time to issue such Letter of Credit (as extended) under the terms hereof.

(h)

Permanent Reduction of Commitment. The Account Party shall have the right at any time and from time to time, upon at least three Business Days’ prior irrevocable written notice to Bank, to permanently reduce, without premium or penalty, (i) the entire
Commitment at any time or (ii) portions of the Commitment, from time to time, in an aggregate principal amount not less than $3,000,000 or any whole multiple of
$1,000,000 in excess

thereof.

[*****]

3.

ACCOUNT

PARTY’S

RESPONSIBILITY
.

The

Account

Party

is

responsible

for

approving

the final text of any Letter of Credit issued by Bank for its account, irrespective of any assistance
Bank may provide such as drafting or recommending text or by Bank’s use or refusal to use text submitted by the Account Party.

The Account Party is solely responsible for the suitability of the
Letter of Credit for the Account Party’s purposes. The Account Party will examine the copy of each
Letter of Credit issued for its
account and

any

other

documents

sent

by

Bank

in

connection

with

such

Letter

of

Credit

and

shall

promptly notify Bank in writing of any non-compliance with the Account

Confidential
Party’s Instructions and of any discrepancy in any document under any presentment or other irregularity. The Account Party understands

that the final form

of any

Letter

of

Credit

may

be

subject

to

such

revisions

and

changes

as

are

deemed

necessary

or

appropriate by Bank in
accordance with standard industry practice and the Account Party hereby consents to such revisions and changes.

4.

CONDITIONS OF CLOSING AND

ISSUANCE.
(a)

Conditions Precedent to Closing. The obligation of Bank to close this Agreement and to issue any Letters of Credit on the Closing Date is subject to the satisfaction of each of the following conditions:

(i)

Executed Credit Documents . This Agreement, together with any other applicable Credit Documents, shall have been duly authorized, executed and delivered to Bank by the parties thereto, shall be in full force and effect and no Default or Event of Default shall exist hereunder or thereunder.

(ii)

Closing

Certificates;

Etc.

Bank

shall

have

received

each

of

the

following

in

form and substance reasonably satisfactory to Bank:

(A)

Officer’s Certificate . A certificate from a Responsible Officer of the
Account Party

to

the

effect

that

(I)

all

representations

and

warranties

of

the

Account

Party contained in

this

Agreement

and

the

other

Credit

Documents

are

true,

correct

and

complete in all material respects (except to the extent any
such representation and warranty is qualified by materiality or reference to
Material Adverse Effect, in which case such representation

and warranty shall be
true, correct and complete in all respects); and (II) as of the Closing Date, no Default or Event of Default has occurred and is continuing.

(B)

Certificate of Secretary of the Account Party . A certificate of a
Responsible Officer

of

the

Account

Party certifying as

to

the

incumbency

and

genuineness of the

signature

of

each

officer

of

the

Account

Party

executing

Credit

Documents

to

which
it

is

a

party

and

certifying

that

attached

thereto

is

a

true,

correct

and

complete

copy

of (I) the memorandum of
association (or equivalent), as applicable, of the Account Party and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation, organization or formation (or equivalent), as applicable, (II)

the

by-laws

or

other

governing

document

of

the

Account

Party

as

in

effect on the Closing Date, (III) resolutions duly adopted by the board of directors (or other governing body) of the Account Party authorizing and approving the transactions contemplated hereunder and the execution, delivery and performance of this Agreement and the other Credit Documents to which it is a party, and (IV) each certificate required to be delivered pursuant to
Section

4(a)(ii)(C)
.

Confidential
(C)

Certificates of Good Standing . Certificates as of a recent date of the good standing of the Account Party under the laws of its jurisdiction of incorporation, organization or formation (or equivalent), as applicable, and, to the extent requested by Bank, each other jurisdiction where the Account Party is qualified to do

business.

(D)

Opinions of Counsel . Opinions of counsel to the Account Party addressed to

Bank

with

respect

to

the

Account

Party,
the Credit

Documents

and

such

other matters as Bank shall request (which such opinions shall expressly permit reliance by permitted successors and assigns of Bank).

The Account Party
requests that such counsel deliver such opinions.

(iii)

[Reserved]

(iv)

Consents;

Defaults
.

(A)

Governmental and Third Party Approvals . The Account Party shall have received all material governmental, shareholder and third party consents and approvals necessary (or any other material consents as determined in the reasonable discretion of Bank) in connection with the transactions contemplated by this Agreement and the other Credit Documents and all applicable waiting periods shall have expired without

any

action

being

taken

by

any

Person

that

would

reasonably

be

expected

to

restrai
n, prevent or impose any material adverse conditions on the Account Party or such other transactions or that could seek or threaten any of the foregoing, and no law or regulation shall be applicable which in the reasonable judgment of Bank would reasonably be expected to have such effect.

(B)

No Injunction, Etc . No action, proceeding or investigation shall have been instituted, threatened in writing or proposed in writing before any Governmental
Authority to enjoin, restrain, or prohibit, or to obtain substantial damages in respect of, or which is related to or arises out of this Agreement or the other Credit Documents or the
consummation of

the

transactions

contemplated

hereby

or

thereby,

or

which,

in

Bank’s

sole discretion, would

make

it

inadvisable

to

consummate

the

transactions

contemplated

by

this Agreement or the other Credit Documents or the consummation of the transactions contemplated hereby or thereby.

(v)

[Reserved]

(vi)

Miscellaneous
.

(A)

PATRIOT

Act, etc
. The Account Party shall have provided to Bank the
documentation and other information requested by Bank in order to comply with requirements of any Anti-Money Laundering Laws, including, without limitation, the
PATRIOT

Act and any applicable “know your customer” rules and

regulations.

Confidential
(B)

Other Documents . All opinions, certificates and other instruments and all proceedings in connection with the transactions contemplated by this
Agreement shall
be

satisfactory in

form

and

substance

to

Bank.

Bank

shall

have

received

copies

of

all other documents, certificates and instruments reasonably requested thereby, with respect to the transactions contemplated by this Agreement.

(b)

Conditions Precedent to Issuance of Letters of Credit . The obligation of Bank to issue
Letters of Credit (including any Letters of Credit issued on the Closing Date) is subject to the satisfaction of each of the following conditions:

(i)

Continuation of Representations and Warranties. The representations and warranties contained in this Agreement and the other Credit Documents shall be true and correct in all material respects, except for any representation
and

warranty that is qualified by materiality or reference to Material Adverse
Effect, which such representation and warranty

shall be true and correct in all
respects, on and as of such

issuance

with

the

same

effect

as

if

made

on

and

as

of

such

date

(except

for

any such representation

and

warranty

that

by

its

terms

is

made

only

as

of

an

earlier

date, which representation and
warranty shall remain true and correct in all material respects as of such earlier date, except for any representation

and warranty that is qualified by materiality
or reference to Material Adverse Effect,

which such
representation and

warranty

shall

be

true

and

correct

in

all

respects

as

of

such

earlier date).

(ii)

No Existing Default . No Default or Event of Default shall have occurred and be continuing on

the

issuance

date

with

respect

to

such

Letter

of

Credit

or

aft
er

giving effect to the issuance of such Letter of Credit on such date.

(iii)

[*****]

(iv)

Miscellaneous . In addition to the foregoing, Bank shall be under no obligation to issue any Letter of Credit if:

(A)

any

order,

judgment

or

decree

of

any

Governmental

Authority

or

arbitrator having jurisdiction over Bank shall by its terms enjoin or restrain the issuance of such Letter of Credit or any law applicable to Bank, or any request or directive
(whether or not having the force of law) from any Governmental Authority with jurisdiction over it shall prohibit, or request that it refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon it with respect to such Letter of Credit any restriction or reserve or capital or liquidity requirement (for which Bank is not otherwise
compensated) not

in

effect

on

the

Closing

Date,

or

any

unreimbursed

loss,

cost

or

expense which was not applicable or in effect as of the Closing Date and which Bank in good faith deems material to it;

Confidential
(B)

Bank

shall

have

delivered

a

Notice

of

Non-
Extension

with

respect

to

such Letter of Credit;

(C)

the expiry date of such Letter of Credit would occur more than twelve months after the date of issuance or last extension unless Bank has approved such expiry date in writing;

(D)

the expiry date of such Letter of Credit occurs after the Commitment
Termination Date,

unless Bank has approved such expiry date in writing;

(E)

such

Letter

of

Credit

is

not

substantially

in

form

and

substance

reasonably acceptable to Bank;
(F)

[*****]

(G)

any proposed beneficiary of such Letter of Credit is the subject of a receivership or similar proceeding, including any conservation, rehabilitation, or liquidation proceeding, or is otherwise insolvent.

5.

INDEMNIFICATION; LIMITATION

OF

LIABILITY.
(a)

Indemnification. The Account Party agrees to indemnify and hold harmless Bank
(including its

branches

and

affiliates),

its

correspondent

banks

and

each

of

thei
r

respective directors, officers, employees, attorneys and agents (each, including
Bank, an “ Indemnified Person ”) from and against any and all claims, suits, judgments, liabilities,
losses, fines,

damages,

penalties,

interest,

costs

and

expenses

(including

expert

witness

fees and reasonable out-of-pocket

legal fees, charges
and disbursements of any counsel (including outside counsel fees and expenses), and all expenses of arbitration or litigation
and in

preparation

thereof),

in

each

case,

which

are

documented

and

may

be

incurred

by

or awarded against any
Indemnified Person (collectively, the “ Costs ”), and which arise out of or in connection with or by reason of this Agreement, the other Credit Documents, the actual or proposed use of the proceeds of the Letters of Credit or any of the transactions contemplated thereby,

including any Costs which arise out of or in
connection with, or as a result of:

(i)

any Letter of Credit or amendment thereto, or any pre-advice of the issuance of a Letter of Credit;

(ii)

any transfer,

sale, delivery, surrender or endorsement of any Drawing
Document at any time(s) held by any Indemnified Person in connection with any Letter of Credit;

(iii)

any

actual

or

prospective

action

or

proceeding

arising

out

of,

or

in

connection

with, any Letter of Credit or any Credit Document (whether

Confidential
administrative, judicial or in connection

with

arbitration,

whether

based

on

contract,

tort

or

any

other

theory, and whether brought by a third party
or by the Account Party, and regardless

of whether any Indemnified Person is
a party thereto), including any action or proceeding to compel or restrain any presentation or payment under any Letter of Credit, or for the wrongful dishonor of, or honoring a presentation under,

any Letter of Credit;

(iv)

any independent undertakings issued by the beneficiary of any Letter of Credit;

(v)

any unauthorized Instruction or error in computer or electronic transmission in connection with any Letter of Credit issued hereunder;

(vi)

an adviser, confirmer or other nominated person seeking to be reimbursed, indemnified or compensated in connection with any Letter of Credit issued hereunder;

(vii)

any third party seeking to enforce the rights of the Account Party,

beneficiary,
nominated person,

transferee,

assignee

of

Letter

of

Credit

proceeds

or

holder

of

an instrument or document in connection with any Letter of Credit issued

hereunder;

(viii)

the fraud, forgery or illegal action of parties other than any Indemnified
Person in connection with any Letter of Credit issued hereunder;

(ix)

Bank’s performance of the obligations of a confirming institution or entity that
wrongfully dishonors

a

confirmation

in

connection

with

any

Letter

of

Credi
t

issued hereunder;

(x)

the

acts

or

omissions,

whether

rightful

or

wrongful,

of

any

present

or

future

de

jure
or de facto Governmental Authority or cause or event beyond
the control of such Indemnified Person in connection with any Letter of Credit issued hereunder;

(xi)

the enforcement of this Agreement or any other Credit Document or any rights or remedies under or in connection herewith or therewith or any Letter of Credit; or
(xii)

any claim, action, civil penalty or fine against, any settlement, and any other kind of loss or liability, and all reasonable costs and expenses (including reasonable counsel fees and disbursements) incurred by Bank as a result of any conduct by you or your partners, directors, officers, employees, agents or advisors, that violates any Sanctions;

in each

case,

including

that

resulting

from

Bank’s

own

negligence;

provided,

howeve
r, that

such indemnity shall not be available to any Person claiming indemnification under this Section 5(a) to the extent that such Costs (A) are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the

Confidential
gross negligence or willful misconduct of such Person, (B) are determined by a court of competent jurisdiction

by

a

final

and

nonappealable

judgment

to

have

resulted

from

a

claim by the Account Party against an Indemnified Person for breach in bad faith of the
obligations of

such

Indemnified

Person

hereunder

or

under

any

other

Credit

Docu
ment,

or (C) result from any dispute solely between or among Indemnified Persons. The
Account Party hereby agrees to pay Bank within fifteen (15) days after demand from time to time all amounts owing under this Section 5(a). This indemnity provision shall survive termination of this Agreement and all Letters of Credit.

(b) Direct Damages; No Punitive Damages . The liability of Bank (or any other Indemnified
Person) under,

in

connection

with

and/or

arising

out

of

any

Credit

Document

or

a
ny Letter of Credit (or pre-advice), regardless of the form or legal grounds of the action or proceeding, shall be limited to direct damages suffered by the Account Party that are determined by a court of competent jurisdiction by a final and nonappealable judgment to have been

caused

directly

by

Bank’s

gross

negligence,

willful

misconduct

or

breach

in bad faith in

(i)

honoring

a

presentation

under

a

Letter

of

Credit

that

on

its

face

does

not

at

least substantially comply with the terms and

conditions of such Letter of Credit, (ii) failing to honor a presentation under a Letter of
Credit that strictly complies with the terms and conditions of such Letter of Credit or (iii)
retaining Drawing Documents presented under a Letter of Credit. Bank shall be deemed to have acted with due diligence and reasonable care if Bank’s conduct is in accordance with Standard Letter of Credit Practice or in accordance with any Credit Document. No
Indemnified Person shall be liable for any damages arising from any errors, omissions, interruptions or delays in transmission or delivery of any message, advice or document
(regardless of how sent or transmitted) in connection with this Agreement or the other
Credit Documents, except to the extent that any losses, claims, damages, liabilities or expenses result from the gross negligence or willful misconduct of such Indemnified
Person in making any such transmission as determined by a final nonappealable judgment of a court of competent jurisdiction.

(c)

Waiver of Consequential Damages, etc
.

Notwithstanding anything to the contrary in
this Agreement or in any other Credit Document, no Indemnified Person shall be liable in contract, tort or otherwise for any punitive, exemplary,

consequential, indirect or
special damages or losses regardless of
whether or

not

such

party

or

Indemnified

Person

shall

have

been

advised

of

the

possibility thereof or the form of action in which such
damages or losses may be claimed. The Account Party

shall

take

commercially

reasonable

action

to

avoid

and

mitigate

the

amount of any damages claimed against
Bank or any other Indemnified Person, including by enforcing its rights in appropriate proceedings diligently pursued in the underlying transaction.

(d)

No Responsibility or Liability . Without limiting any other provision of this Agreement or any other Credit Document, Bank and each other Indemnified Person (if applicable)
shall not

be

responsible

to

the

Account

Party

for,

and/or

Bank’s

rights

and

remedie
s

against the Account Party and the Obligations shall not be impaired by:

Confidential
(i)

honor of a presentation under any Letter of Credit that on its face substantially complies with the terms and conditions of such Letter of
Credit, even if the Letter of Credit requires strict compliance by the beneficiary;

(ii)

acceptance as a draft of any written or electronic demand or request for payment under a Letter of Credit, even if nonnegotiable or not in the form of a draft;

(iii)

the identity or authority of any presenter or signer of any Drawing
Document or the form, accuracy, genuineness or legal effect

of any Drawing
Document (other than Bank’s determination that such Drawing Document appears on its face to substantially comply with the terms and conditions of the Letter of Credit);

(iv)

acting upon any Instruction that it in good faith believes to have been given by a Person authorized to give such Instructions;

(v)

any errors in interpretation of technical terms or in translation;

(vi)

any

acts,

omissions

or

fraud

by,

or

the

solvency

of,

any

beneficiary,

any
counter-guarantor,

any

nominated person or entity or any other Person,
other than an Indemnified

Person;

(vii)

any

breach

of

contract

between

the

beneficiary

and

the

Account

Party

or any

of

the parties to the underlying

transaction;

(viii)

payment to any paying or negotiating bank (designated or permitted by the

terms of the applicable Letter of Credit) claiming that it rightfully honored or is entitled to reimbursement

or

indemnity

under

Standard

Letter

of

Credit

Practice

applicable to it;

(ix)

acting as required or permitted, or failing to act as permitted, in each case under Standard Letter of Credit Practice applicable to where it has issued, confirmed, advised or negotiated such Letter of Credit, as the case may be;

(x)

dishonor of any presentation that does not strictly comply or that is fraudulent, forged or otherwise not entitled to honor;

(xi)

honor

of

a

presentation

that

is

subsequently

determined

by

Bank

to

ha
ve been

made
in violation

of

international,

federal,

state

or

local restrictions

on

the

transaction

of business with certain prohibited

Persons; or

(xii)

amending a Letter of Credit to reflect any change of address or other contact information of any beneficiary.

Confidential
(e)

Within 15 Business Days after the Closing Date, the Account Party shall pay to Bank or its designee all reasonable and documented costs and expenses incurred by Bank as of the Closing Date (including the reasonable fees and expenses of counsel) in connection with this Agreement, the other Credit Documents and the transactions contemplated hereby.

6.

REPRESENTATIONS

AND

WARRANTIES
.

The Account Party hereby represents and
warrants to Bank (all of which representations and warranties will be repeated as of the date of each new Application submitted by the Account Party to Bank and as of the date of issuance of any
Letter of Credit requested in each such Application) as follows:

(a)

Organization, etc.
It is duly organized or formed, validly existing and (to the extent

applicable

under

the

laws

of

the

relevant

jurisdiction)

in

good

standing

under
the laws

of

the

jurisdiction

of

its

organization

or

formation,

and

is

duly

qualified

or

licensed to do

business

(and

in

good

standing

as

a

foreign

corporation

or

entity,

if

applicable)

in

all jurisdictions in which such qualification or licensing is required or in which the failure to so qualify or to be so licensed would have a
Material Adverse Effect.

It does not have any Subsidiaries.

(b)

Power

and

Authority.

It

has

the

requisite

power

and

authority

to

execute and
deliver this Agreement and each other Credit Document to which it is a party and to perform and observe the terms and conditions stated herein and therein, and it has taken all necessary corporate or other action to authorize its execution, delivery and performance of each such Credit Document.

(c)

Valid and Binding Obligation. This Agreement constitutes, and each other Credit
Document when signed and delivered by it to Bank will constitute, its legal, valid
and
binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy,

insolvency, reorganization,
moratorium or other similar laws affecting creditors’ rights against it generally,

by
general equitable principles or by principles of good faith and fair dealing, and assuming

that

this

Agreement

and

each

such

other

Credit

Document

have

been

validly executed and delivered by each party thereto other than the
Account Party.

(d)

No Violation or Breach. Its execution, delivery and performance of each Credit
Document to which it is a party and the payment of all sums payable by it under each such Credit Document do not and will not: (i) violate or contravene its memorandum of association, by-laws or other organizational documents; (ii) violate or contravene any order,

writ, law, treaty,

rule, regulation or determination of any
Governmental Authority, in each case applicable to or binding upon it or any of its property, the

violation

or

contravention

of

which

would

have

a

Material

Adverse

Effect;

or
(iii) result

in

the

breach

of

any

provision

of,

or

in

the

imposition

of

any

Lien

or

encumbrance (except for

Liens

or

encumbrances

created

under

the

Credit

Documents)

under,

or

constitute a default or event of default under,

any
agreement or arrangement to which it is a party or by which it or any of its property

Confidential
is bound, the contravention of which agreement or arrangement would have a
Material Adverse Effect.

(e)

Approvals. No authorization, approval or consent of, or notice to or filing with, any
Governmental Authority is required to be made by it in connection with the execution and delivery by it of any Credit Document to which it is a party or the issuance by Bank of any Letter of Credit for the account of the Account Party pursuant to this Agreement and the related Application, except for those which have been duly obtained, taken, given or made and are in full force and effect; and
except where
failure to

obtain

the

foregoing

could

not

reasonably

be

expected

to

have

a

Material

Adverse Effect.

(f)

Compliance with Laws.
It is in compliance with all applicable laws

and regulations,
except where the noncompliance with which would not have a Material Adverse
Effect, and no Application, Letter of Credit or transaction of the Account Party under any Credit Document to which it is a party will contravene any laws, treaties,

rules or regulations of any Governmental Authority, including any foreign exchange control laws or regulations, U.S. foreign

assets control laws or regulations
or currency

reporting

laws

and

regulations,

now

or

hereafter

applicable

to

it,

except

where

the noncompliance with which would not have a Material Adverse Effect.

(g)

No Default Under Other Agreements. It is not in default under any agreement, obligation or duty to which it is a party or by which it or any of its property is bound, which would have a Material Adverse Effect.

(h)

No Arbitration Proceeding or Litigation. There is no pending or, to the knowledge of the Account Party, threatened

arbitration proceeding, litigation or action against
it

which (i) is reasonably likely to have a Material Adverse Effect or (ii) may affect the legality, validity or enforceability of this Agreement or the other
Credit Documents.

(i)

Anti-Corruption Laws; Anti-Money Laundering Laws and

Sanctions
.

(i)

None of (i) the Account Party or, to the knowledge of the Account Party, any of its directors,
officers, or

employees,

or

(ii)

any

agent

or

representative

of

the Account Party that will act in any capacity in connection with this
Agreement, (A)

is

a

Sanctioned

Person

or

currently

the

subject

or

target

of

any inquiry, claim, action, suit, proceeding or investigation against it with respect to
Sanctions, (B)

is

controlled

by

or

is

acting

on

behalf

of

a

Sanctioned

Person

or (C) is located, organized or resident in a country or
territory that is, or whose government is, the subject of Sanctions, in a manner that would result in the violation of applicable Sanctions by any party hereto.

Confidential

(ii)

The Account Party has implemented and maintains in effect policies and procedures designed to ensure compliance by the Account Party and its directors, officers and employees with

all

applicable

Anti-
Corruption

Laws,

Anti-Money

Laundering Laws and Sanctions.

(iii) The Account Party and, to the knowledge of the Account Party, each director,

officer, employee and agent of the Account Party,

is in compliance
with the PATRIOT

Act and all applicable Anti-Corruption Laws, Anti-Money
Laundering Laws (including the Foreign Corrupt Practices Act), and
Sanctions in all material respects.

(iv)

No proceeds of any Letter of Credit have been used, directly or indirectly, by the Account Party or, to the knowledge of the Account Party,

any of its
directors, officers, employees and agents in violation of
Section

7(h) .

(v)

The preceding provisions of this
Section 6(i)

and the provisions of
Section
7(h)(ii)

and
Section 7(j)

will not apply to any party hereto to which the EU
Blocking Regulation applies, if and to the extent that such provisions are or would be unenforceable pursuant to, or would otherwise result in a breach or violation of, (i) any provision of the EU Blocking Regulation (or any law or regulation implementing the EU Blocking Regulation in any member state of the European Union) or (ii) any similar blocking or anti-boycott law in effect in the United Kingdom.

(j)

Filed All Tax Returns and Paid All Taxes. It has filed all required tax returns, and all
Taxes,

assessments and other governmental charges due from it have been fully paid, except for Taxes

which are being contested in good faith or those which the failure to file or pay would not have a Material Adverse Effect. It has established on its books reserves adequate for the payment of all federal, state

and other income tax
liabilities, including those being contested in good

faith.

(k)

Financial Statements. The financial statements most recently furnished to Bank by the Account Party fairly present in all material respects the financial condition of the Account Party as at the date of such financial statements and for the periods then ended in accordance with GAAP (except as disclosed therein and, in the case of interim financial statements for any fiscal quarter,

subject to normal year-end
adjustments and except that footnote and schedule disclosure may be abbreviated), and there has been no material adverse change in the Account Party’s business or financial condition or results of operations since the date of the Account Party’s most recent annual financial statements.

(l)

[*****]

(m)

Margin Stock. It is not engaged principally or as one of its activities in the business of extending credit for the purpose of “purchasing” or “carrying” any “margin stock”
(as each such term is defined or used, directly or indirectly, in Regulation U of the
Board of Governors of the Federal Reserve System). No part of the proceeds of any

Confidential
Letters of Credit will be used for purchasing or carrying margin stock or for any purpose which violates, or which would be inconsistent with, the provisions of
Regulation T,

U or X of such Board of

Governors.

(n)

No

Material

Adverse

Effect
.

There

has

been

no

Material

Adverse

Effect

since

December 31, 2021, and there exists no event, condition or state of facts that could reasonably be expected to result in a Material Adverse Effect.

(o)

Investment Company
. It is not an “investment company” or a

company “controlled”
by an “investment company” (as each such term is defined or used in the
Investment Company Act).

(p)

Solvency
.

It is Solvent.
(q)

ERISA.

It does not have any direct obligation or direct liability in respect of any Plan or Multiemployer Plan, and except as would not reasonably be expected to have a
Material Adverse Effect, no ERISA Affiliate thereof has any

obligation or liability in
respect of any Plan or Multiemployer Plan. With respect to its obligations to each
Plan, it is in compliance in all material respects with the applicable provisions of
ERISA and the Code and the regulations and published interpretations thereunder and other federal or state laws.

No ERISA Event has occurred or is reasonably
expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, has had or could reasonably be expected to result in a Material Adverse Effect.
(r) Pari Passu. Its obligations under this Agreement rank at least pari passu with all of its other unsecured and unsubordinated debt payment obligations, present or future, except for obligations mandatorily preferred

by law applying to companies
generally.
(s) Disclosure . No information furnished by the Account Party to Bank is or will be materially false or misleading when furnished.
(t) Legal Names.

Account Party’s exact legal name is as set forth on the signature page(s) to this Agreement, and its correct mailing address is as set forth in this
Agreement.
(u) Accuracy of Information
.

Any information, including financial statements or other
documents (other than projected or pro forma financial information), furnished by it to Bank in connection with this Agreement or any amendment or modification hereof or waiver hereunder, taken

as a whole and as of the date provided, contains
no material misstatement of fact or omits to state any material fact necessary to
make the statements therein (taken

as a whole), in the light of the circumstances
under which they were made, not materially misleading; provided that, with respect to projected or pro forma financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time of preparation and delivery (it being understood that such projected information may vary from actual results and that such variances may be material).

Confidential

7.

AFFIRMATIVE COVENANTS
. Until all of the Obligations (other than contingent
indemnification obligations not then due) have been paid and satisfied in full in cash, all Letters of
Credit have been terminated or expired without any pending drawing thereon, and the
Commitment has been terminated, the Account Party covenants and agrees to the following:
[*****]
[*****]

(c)

Notice

of

Litigation

and

Other

Matters
.

Promptly

(but

in

no

event

later

than

ten

(10) days after any Responsible Officer of the Account Party becoming aware thereof), it shall notify Bank in writing of:

(i)

the occurrence of any Default or Event of Default;

(ii)

the commencement of all proceedings and investigations by or before any
Governmental Authority

and

all

actions

and

proceedings

in

any

court

or

before any arbitrator against or involving the Account Party or any of its respective
properties, assets

or

businesses

in

each

case

that

if

adversely

determined

would reasonably be expected to result in a Material Adverse Effect;

(iii) any

attachment,

judgment,

Lien,

levy
[*****]

that has been assessed against the Account
Party;

(iv)

upon the Account Party’s discovery of any claim, action, suit, proceeding, or investigation pursuant to Sanctions against the Account Party,

its parent entity, or any of the Account Party’s

or
its parent’s respective directors, officers, or employees, notice of such inquiry,

claim, action, suit,
proceeding, and/or investigation and such details related to such inquiry,

claim, action, suit,
proceeding, and/or investigation that Account Party can reasonably provide;
(v) whether the Account Party, its parent entity,

or any of the Account Party’s or its parent’s
respective directors, officers, employees, agents or representatives has become a Sanctioned
Person;

(vi) any announcement by A.M. Best of any change in the Financial Strength Rating of the
Account Party;

(vii) any preferential or fraudulent transfer

or conveyance to anyone (including Bank and any
beneficiary of such Letter of Credit) under any applicable law, including Sections 544, 547, 548 or
550 of the United States Bankruptcy Code, as amended, declared as a result of the granting of any collateral security for the Obligations, the issuance of a Letter of Credit, or the making of any payment thereunder or the use of any proceeds thereof; and
(viii) such other occurrences, events, changes or matters as Bank may from time to time reasonably request so long as such request is not subject to attorney/client privilege or other confidentiality obligations and is prescribed by applicable law.

Confidential
Each notice pursuant to Section 7 (c) shall be accompanied by a statement of a Responsible Officer of the Account Party, setting forth

details of the occurrence
referred to

therein

and

stating

what

action

the

Account

Party has taken

and

proposes

to take with

respect

thereto

and

shall

describe

with

particularity

any

and

all

provisions

of this Agreement and any other Credit Document that have
been breached.

[*****]

8.

FINANCIAL COVENANTS. Until all of the Obligations (other than contingent indemnification obligations not then due) have been paid and satisfied in full in cash, all Letters of Credit have been terminated or expired, without any pending drawing thereon, and the Commitment terminated, the Account Party covenants and agrees to the following:

(a)

Minimum Total Shareholder’s Equity . The total shareholder’s equity of the
Account
Party,

determined

in

accordance

with

GAAP,

shall

be

at

all

times

an

amount

not

less than
[*****]
.

(b)

Financial Strength Ratings . The Account Party shall at all times maintain a financial strength rating by A.M. Best and shall not permit such rating to be lower than
“
[*****]
.”

9.

NEGATIVE

COVENANTS.
(a) Negative Pledge
.

Account Party will not create, assume, incur, or otherwise permit to exist any Lien on any Collateral, other than (i) Liens created pursuant to the
Credit Documents, and (ii) Liens of the Custodian with respect to the Custodial
Accounts and funds therein by operation of law or expressly consented to by Bank in a Control Agreement.
(b) Change in Nature of Business
.

It will not, at any time from the date hereof until the
Final Expiry Date, make any material change in the nature of its business as carried on at the date hereof that could be reasonably expected to have a Material Adverse
Effect or enter into any

new line of business that is not similar, corollary,

related,
ancillary, incidental or complementary,

or a reasonable extension, development or
expansion thereof or ancillary thereto the business as carried on as of the date hereof.

10.

EVENTS OF DEFAULT . Each of the following shall be an “ Event of Default ” under this
Agreement:

(a)

Failure to Reimburse Draws. The failure by the Account Party to reimburse or pay any drawing under any Letter of Credit or accrued interest thereon on the Due
Date

therefor.

(b)

Failure to Pay Certain Other Amounts. The failure by the Account Party to pay any fee or other amount when due under or in connection with any Credit Document

Confidential
or any Letter of Credit within three (3) Business Days after the same shall become due and payable.

(c)

Breach of Representation and Warranty. Any representation, warranty, certification or statement made or furnished by the Account Party under or in connection with any Credit Document or as an inducement to Bank to issue a
Letter of Credit shall be false, incorrect or misleading in any material respect when made (except to the extent any such representation,

warranty,

certification
or statement is qualified by materiality or reference to Material Adverse Effect,

in
which case, such representation, warranty,

certification or statement shall be true,
correct and complete in all respects).

(d)

[*****]

(e)

Failure to Perform or Observe Covenants.
(i)

The

Account

Party’s failure to

perform

or

observe

any

term,

covenant

or

agreement contained in
Sections 7(c)(i) , 7(h) or 8
;

or

(ii)

The

Account

Party’s

failure

to

perform

or

observe

any

term,

covenant

or agreement contained in any Credit Document (other than those referred to in subsections (a), (b), (c), (d) and (e)(i) of this Section 10 ), and with respect to any such failure or breach that by

its nature can be cured, such
failure or breach shall continue or remain unremedied for

thirty (30)
calendar days after the earlier of (1) Bank’s delivery of written notice thereof to the Account Party,

and (2) the Account Party having actual
knowledge that such failure or breach has occurred.

(f)

Insolvency Proceedings, Etc. The Account Party institutes or consents to the institution of any proceeding under any Bankruptcy Law; or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver,

trustee, custodian, conservator,

liquidator, rehabilitator

or similar officer
for it or for all or any material part of its property; or any receiver,

trustee,
custodian, conservator,

liquidator,

rehabilitator or similar officer is appointed
without the application or consent of the Account Party, and the appointment continues undischarged, undismissed or unstayed for sixty (60) calendar days; or
any proceeding under any Bankruptcy Law relating to the Account Party

or

to

all

or

any

material

part

of

their respective property

is

instituted

without

the

consent of the Account Party,

and continues undischarged, undismissed or
unstayed for sixty (60) calendar days; or an order for relief is entered in any such proceeding; or the Account Party becomes unable or admits in writing its inability or fails generally to pay its debts as they become due.

(g)

Sale of Assets; Merger; Dissolution.

There shall occur in one or a series
of

transactions:

(i) the sale, assignment or transfer of all or substantially all of the assets of the Account Party); (ii) a merger, amalgamation or consolidation of the
Account Party without the prior written consent of Bank, except that the Account
Party may merge, amalgamate or consolidate with any Person

so long as the

Confidential
Account Party is the surviving entity

in

any

such

transaction;

or

(iii) the
dissolution of the Account Party.

(h)

Credit Documents . Any provision of any Credit Document to which the Account
Party is a

party

shall

for

any

reason

cease

to

be

valid

and

binding

or

enforceable;

or

the

Account Party shall deny or disaffirm in writing the
enforceability of any provision of any Credit Document to which it is a party.

(i)

Security Documents . Any Security Document to which the Account Party is a party

shall for any reason (other than pursuant to the terms thereof) cease to create in favor of Bank a valid and perfected first priority security interest in the
Collateral of the Account Party
purported to

be

covered

thereby;

or

Bank

shall

cease

for

any

reason

to

hold

a

perfected

first priority security

interest

in

the

Collateral

of

the

Account

Party;

or

the

Account

Party

or

any Person acting on
its behalf shall deny or disaffirm in writing the enforceability of any Security

Document.

(j)

Indebtedness Cross-Default . The Account Party shall (i) default in the payment of any Indebtedness (other than the Obligations and other than Indebtedness solely among or between the Account Party and its affiliates) the aggregate principal amount (including undrawn committed or available amounts), or with respect to any Hedge Agreement, the Hedge Termination

Value, of which is in excess of the
Threshold Amount beyond the period of grace if any, provided in the instrument or agreement under which such Indebtedness was created, or (ii) default in the observance or performance of any other agreement or condition relating to any
Indebtedness (other than the Obligations and other than in respect of
Indebtedness solely among or between the Account Party and its affiliates) the aggregate principal amount (including undrawn committed or available amounts), or with respect to any Hedge Agreement, the Hedge Termination Value,

of which
is in excess of the Threshold Amount or contained in any instrument or agreement evidencing, securing or relating thereto

or any other event shall occur
or condition exist other than in respect of an instrument, agreement, or condition solely among or between the Account Party and its affiliates, the effect of which default or

other

event

or

condition

is

to

cause

with

the

giving

of

notice

and/
or

lapse

of

time, if required, any such Indebtedness to (A) become due, or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay,
defease or

redeem

such

Indebtedness

to

be

made,

prior

to

its

stated

maturity

(any

applicable grace period

having

expired)

or

(B)

be

cash

collateralized

(it

being

understood

that

a

pledge of cash

collateral

by

the

Account

Party to secure

a

Hedge

Agreement

as

initial

or

variation
margin does not trigger a violation of this clause

(B)).

(k)

Judgment
.

One

or

more

judgments,

orders

or

decrees

(excluding those that
may be entered against the Account Party in any arbitration or litigation related to
(re)insurance coverage disputes arising in the ordinary course of business involving any reinsurance agreement (treaty or facultative), or direct insurance policy)

Confidential
shall

be

entered

or filed against the

Account Party by any court and continues
without having been dismissed, discharged, vacated or stayed within forty-five
(45) days

after

the

entry thereof or is not otherwise being appropriately
contested in good faith and such judgments, orders

or decrees are either (i) for
the payment of money, individually or in the aggregate (not paid or fully covered by insurance as to which the relevant insurance company has acknowledged coverage), equal to or in excess of the Threshold Amount or (ii) for injunctive relief
and

could

reasonably

be expected,

individually

or

in

the

aggregate,

to

have a
Material Adverse Effect.

(l)

Employee

Benefit

Matters
.

Except as would not reasonably be expected to result
in a Material Adverse Effect, any Lien shall be imposed on the assets of the
Account

Party under ERISA with respect to any Plan or under any foreign laws similar to ERISA governing foreign pension plans.

(m)

Change in Control.

The occurrence of any Change in Control.

11.

REMEDIES
.

Upon the occurrence and during the continuance of any Event of

Default:

(a)

Bank may terminate the Commitment and declare all amounts owed to Bank under this
Agreement or

any

of

the

other

Credit

Documents

and

all

other

Obligations,

to

be

forthwith due and payable, whereupon the same shall promptly become due and payable without presentment, demand,

protest

or

other

notice

of

any

kind,

all

of

which

are

expressly

waived by the Account Party,

anything in this
Agreement or the other Credit Documents to the contrary notwithstanding;
provided, that upon the occurrence of an Event of Default specified in Section 10(f) , the Commitment shall be automatically terminated and all Obligations shall automatically become due and payable without presentment, demand, protest or

other

notice

of

any

kind,

all

of

which

are

expressly

waived

by

the

Account

Party,

anything in this Agreement or
in any other Credit Document to the contrary notwithstanding.

(b)

Solely

with

respect

to

the

occurrence

of

an

Event

of

Default

under

Sections

10(a)
,

(b)
,

(d) , or (f) ,

Bank may (i) demand that the Account Party deposit in the
Custodial Account an amount of cash equal to 102% of the aggregate Outstanding
Letters of Credit to be held and applied to the Obligations and/or (ii) terminate any or all of the Letters of Credit or give Notices of Non-Extension in respect thereof, in each case if permitted in accordance with their terms; provided that upon the occurrence of an Event of Default specified
in
Section

10(f)
,

the

requirement

to

deliver

cash

collateralize

pursuant

to

the

foregoing

clause (i) in respect of all Outstanding
Letters of Credit shall automatically become due without demand or other notice of any kind, all of which are expressly waived by the Account Party,

anything in this
Agreement or in any other Credit Document to the contrary notwithstanding. Such cash collateral shall be applied by Bank to the payment of drafts drawn, and other demands

for payments
made,

under

such

Letters of

Credit,

and

the

unused

portion

Confidential
thereof

after

all

such

Letters

of Credit shall have expired without any pending
drawing thereon, or been fully drawn upon, if any, shall be applied to repay the other
Obligations.

After all such Letters of Credit shall have expired without any pending drawing thereon, or been fully

drawn upon, and

all

Obligations

shall

have

been

paid

in

full,

the

balance,

if

any,

in

such

Custodial Account shall be
returned to the Account Party.

(c)

Bank may exercise from time to time any of the rights, powers and remedies available to Bank under any Credit Document to which the Account Party is a party, under any other documents now

or

in

the

future

evidencing

or

securing

the

Obligations or

under

applicable law, and all such remedies shall be cumulative
and not exclusive.

12.

SUBROGATION
.

Without limiting any rights or remedies of Bank under applicable law, if an Event of Default is continuing regarding the Account Party’s obligation to reimburse
or pay any drawing under any Letter of Credit on the Due Date , Bank, at its option, shall be subrogated to the Account Party’s rights against

any Person who may be liable to the
Account Party on any obligation underlying any Letter of Credit.

13.

TERM

OF

AGREEMENT
.

(a)

This

Agreement

shall

remain

in

effect

from

the

Closing

Date through and
including the date upon which all Obligations (other than contingent indemnification obligations not then due) arising hereunder or under any other
Credit Document shall have been indefeasibly and irrevocably paid and satisfied in full, all Letters of Credit have been terminated or expired without any pending drawing thereon, and the
Commitment has

been

terminated.

No

termination

of

this

Agreement

shall

affe
ct the

rights

and

obligations
of the

parties

hereto

arising

prior

to

such

termination

or

in

respect

of

any

provision

of

this

Agreement

which survives
such termination.
(c) Bank may notify Account Party at any time in its sole discretion that Bank intends to terminate the Commitment (such date of notice, “ the Termination Notice
Date ”) and declare all amounts owed to Bank under this Agreement or any of the other Credit

Documents

and all

other

Obligations to

be

due and payable on the
date that is two (2) years from the Termination

Notice Date, whereupon at such
time the same shall promptly become due and payable without further presentment, demand

or other notice

of

any

kind,

all of

which
are

expressly

waived by the Account Party, anything in this Agreement or the other Credit Documents to the contrary notwithstanding; provided, that upon the occurrence of an Event of Default specified in Section 10(f) , the Commitment shall be automatically terminated and all Obligations shall automatically become due and payable without presentment, demand,
protest or

other

notice

of

any

kind,

all

of

which

are

expressly

waived

by

the

Account

Party,

anything in this Agreement or in any other Credit
Document to the contrary notwithstanding.

Confidential
[*****]

14.

USA PATRIOT

ACT; ANTI-MONEY LAUNDERING LAWS; FATCA
. Bank hereby notifies the
Account Party

that

pursuant

to

the

requirements

of

the

PATRIOT

Act

or

any

other

Anti-
Money

Laundering Laws, it is required to obtain, verify and record information that identifies the
Account Party,

which information includes

the

name

and

address

of

the

Account

Party,
identification number and/or corporate registration number,

and a copy of the Account Party’s
certificate of incorporation (or similar information if the Account Party is not a corporation)
and other

information

that

will

allow

Bank to identify

the

Account

Party

in

accordance

with

the

PATRIOT

Act

or

such

Anti-Money

Laundering

Laws. Bank complies with the Foreign
Account Tax

Compliance Act (FATCA)

as mandated by U.S. federal tax law and may withhold on
certain payments and disclose information to federal and state governments as required by law.

15.

GOVERNING LAW; UCP; ISP; STANDARD

LETTER OF CREDIT PRACTICE
. Each Credit
Document and each Letter of Credit shall be governed by and construed in accordance with (a) in the case of each Credit Document (other than the Letters of Credit), the substantive laws of New
York and (b) in

the case of each Letter of Credit, such Letter of Credit will be governed by and construed in accordance with the governing law (if any) specified in such Letter of Credit, as determined by Bank and the Account Party

(and which governing law may include the laws of a
particular jurisdiction and may include specification of ISP or UCP as the practice rules to govern
such Letter of Credit), and if any such practice rules are specified in such Letter of Credit then they are incorporated by reference into

this Agreement and shall control (to the extent not prohibited by applicable law) to the extent of any conflict with the law applicable to such Letter of Credit. Unless the Account Party specifies otherwise in its Application for a Letter of

Credit,

the Account Party
agrees that Bank may issue a Letter of

Credit

subject

to

the

ISP

or

UCP.

Bank’s privileges, rights and remedies under the ISP and UCP,

as
applicable, shall be in addition to, and not in limitation of, its privileges, rights, and remedies expressly provided for herein. The ISP or UCP,

as applicable, shall serve, in the absence of proof to
the contrary, as evidence of Standard Letter

of Credit Practice with respect to matters covered
therein. To

the extent permitted by applicable law,

as between the Account Party and Bank, (i) this
Agreement shall prevail in case of conflict between this Agreement, the
UCC and/or

Standard

Letter

of Credit

Practice,

(ii)

the

ISP

shall

prevail

in

case

of

conflict

between

the

ISP and the UCC or other
Standard Letter of Credit Practice if the Letter of Credit is governed by the ISP,

and (iii) the UCP shall
prevail in case of a conflict between the UCP and the UCC or other Standard Letter of Credit Practice if the Letter of Credit is governed by the UCP.

16.

CONSENT TO JURISDICTION AND VENUE
. THE ACCOUNT PARTY HEREBY CONSENTS TO
THE EXCLUSIVE JURISDICTION OF ANY STATE

COURT WITHIN NEW YORK COUNTY,

NEW YORK OR
ANY FEDERAL COURT LOCATED WITHIN THE SOUTHERN DISTRICT OF THE STATE

OF NEW YORK OR
ANY APPELLATE COURT THEREOF FOR ANY PROCEEDING INSTITUTED HEREUNDER OR UNDER ANY
OF THE OTHER CREDIT DOCUMENTS, OR ARISING OUT OF OR IN CONNECTION WITH THIS
AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS, OR ANY PROCEEDING TO WHICH BANK
OR THE ACCOUNT PARTY IS A PARTY,

INCLUDING ANY ACTIONS BASED UPON, ARISING OUT OF, OR
IN CONNECTION WITH

ANY

COURSE

OF

CONDUCT,

COURSE

OF

DEALING,

STATEMENT
(WHETHER ORAL OR WRITTEN) OR ACTIONS OF BANK

OR PROCEEDING TO WHICH BANK OR THE
ACCOUNT PARTY IS A PARTY.

BANK AND THE ACCOUNT PARTY IRREVOCABLY

AGREE TO BE BOUND
(SUBJECT TO ANY AVAILABLE RIGHT OF APPEAL) BY ANY JUDGMENT RENDERED OR RELIEF

Confidential
GRANTED THEREBY AND FURTHER WAIVES ANY OBJECTION THAT IT MAY

HAVE BASED ON LACK OF
JURISDICTION OR IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY
SUCH PROCEEDING. BANK AND THE ACCOUNT PARTY IRREVOCABLY

AGREE THAT SERVICE OF
PROCESS MAY BE DULY

EFFECTED UPON IT BY MAILING A COPY THEREOF, BY

REGISTERED OR
CERTIFIED MAIL, POSTAGE PREPAID,

TO IT AT

ITS ADDRESS SET FORTH OR REFERRED TO
IN SECTION 19
BELOW.

NOTWITHSTANDING THE FOREGOING, NOTHING

IN THIS AGREEMENT SHALL AFFECT THE RIGHT OF
ANY PARTY TO

SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR THE
RIGHT OF

BANK

TO

BRING

ANY

ACTION

OR

PROCEEDING

AGAINST

THE

ACCOUNT

PARTY OR
ITS PROPERTIES IN THE COURTS OF ANY OTHER JURISDICTION.

17.

WAIVER OF JURY TRIAL
. TO THE EXTENT PERMITTED BY APPLICABLE LAW,

THE ACCOUNT
PARTY AND BANK KNOWINGLY

AND VOLUNTARILY

WAIVE ALL RIGHTS TO TRIAL BY JURY WITH
RESPECT TO ANY LITIGATION BASED ON, ARISING OUT OF,

OR RELATING TO ANY CREDIT
DOCUMENT OR LETTER OF CREDIT, OR ANY COURSE OF CONDUCT,

COURSE OF DEALING,
STATEMENTS

(ORAL OR WRITTEN) OR ACTIONS OF THE ACCOUNT PARTY OR BANK WITH RESPECT
THERETO. THIS WAIVER IS A MATERIAL

INDUCEMENT FOR BANK TO ISSUE LETTERS OF CREDIT.

18.

BANKRUPTCY AND FORFEITURE REINSTATEMENT
. If any consideration transferred

to Bank
in payment of, or as collateral

for,

or in satisfaction of the Obligations, shall be voided in whole or in
part as a result of (a) a subsequent bankruptcy or insolvency proceeding; (b) any forfeiture or seizure
action or

remedy;

(c)

any

fraudulent

transfer

or

preference

action

or

remedy;

or

(d)

any

othe
r

civil,

criminal or equitable proceeding or remedy, then Bank’s claim to recover the voided
consideration shall be a new and independent claim arising under the applicable Credit Document and shall be due and payable immediately by the Account Party under the terms of the
Credit Documents.
19. NOTICES
.

Unless

otherwise

expressly

provided

herein,

all

notices, Instructions,

approvals, requests, demands, consents and other communications provided for hereunder
(collectively, “ notices ”) shall be in writing (including by facsimile or other electronic transmission approved by Bank). All notices shall be sent by regular U.S. mail or registered or certified mail prepaid, by facsimile or other electronic transmission approved by Bank, by hand delivery, by Federal Express (or other comparable domestic or international delivery service) prepaid to the applicable address,

facsimile

number

or

electronic

mail

address

set

forth

on the signature page
hereof in the case of the Account Party. All notices to Bank (including notices by email, if Bank approves of receiving notices by email) shall be directed to Bank at:
Nordea Bank Abp, New York Branch
Credits Administration Department,
1211 Avenue of the Americas, Floor 23
New York, New York

10036
Attention: Racquel Breg / Sonia Earle
Email: dlny-ny-cadloan@nordea.com ; racquel.breg@nordea.com ;
sonia.e@nordea.com
Telephone: (212) 318-9582 / (212) 318-9596

Facsimile:

212-318-9318

Confidential

Bank may, but shall not be obligated to,

require authentication of any electronic transmission.
Notices sent by hand, Federal Express (or other comparable domestic or international delivery service) or registered or certified mail shall be deemed to have been given when received; notices sent by regular U.S. mail shall be deemed to have been received five (5) days after deposit into the
U.S. mail; notices sent by facsimile or other electronic transmission shall be deemed to have been given upon receipt by sender of a transmission confirmation or read receipt (and notices sent by e-
mail shall be deemed received and effective upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-
mail or other written acknowledgement)); provided that if such notice via facsimile transmission or
e-mail is not sent during the normal business hours of the recipient, such notice shall be deemed to
have been sent at the opening of business on the next business day for the recipient.

The Account
Party or Bank may change its address (including email addresses) for notices by

notifying

the

other

of

the

new

address

in

any

manner

permitted

by

this

Section.

The Account

Party irrevocably consents
that service of process may be made by registered or certified mail directed to it at the address of its agent for service of process, Seon Place, 4th floor, 141 Front Street, Hamilton HM19, Bermuda.

20.

WAIVER AND AMENDMENTS . No modification, amendment or waiver of, or consent to any departure by Bank or the Account Party from, any provision of any Credit Document will be effective unless made in a writing signed by the Account Party (in the case of Bank) or Bank (in the case of the Account Party and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No party’s consent to any amendment, waiver or modification shall mean that such party will consent or has consented to any other or subsequent request to amend, modify or waive a
term of

any

Credit

Document.

No

delay

by

any

party

in

exercising

any

of

its

rights

or

remedies

shall

operate
as a

waiver,

nor

shall

any

single

or

partial

waiver

of

any

right

or

remedy

preclude

any

other

further

exercise of that right or remedy,

or the exercise
of any other right or

remedy.

21.

SUCCESSORS AND ASSIGNS . Each Credit Document to which the Account Party is a party will be binding on the Account Party’s successors and permitted assigns, as applicable, and shall inure to the benefit of the respective successors and permitted assigns of the Account Party and Bank. Except as provided in the last sentence of this Section 21 ,

Bank may assign its rights and obligations under each
Credit Document, including its rights to reimbursement regarding any Letter of Credit, in whole or in part, with the Account Party’s consent;

provided

that

the

Account

Party

shall

be

deemed

to

have

consented

to

any

such

assignment unless it objects by written notice to Bank within ten (10)
Business Days after having received notice thereof; and,

provided

further,

that

the

Account

Party’s

consent

to

an

assignment

to

any

Person

shall

not

be required if (i) the assignment is to an
affiliate of Bank or (ii) an Event of Default has occurred and is continuing. Bank may sell to one or more Persons participations in or to all or a portion of its rights and obligations under the

Credit

Documents

without

the

Account

Party’s

consent.

Any

assignment

in

violation of this
Section 21

shall be void. The Account Party shall not assign or transfer any of its interests, rights or remedies related

to

any

Credit

Document,

in

whole

or

in

part,

without

the

prior

written

consent

of

Bank
. Any Person to whom Bank delegates its obligation to issue a Letter of Credit must be a bank, or a branch or affiliate, that is on the List of Qualified U.S. Financial Institutions maintained by the
Securities Valuation Office of the National Association of Insurance Commissioners.

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22.

SEVERABILITY . Whenever possible, each provision of each Credit Document shall be interpreted in

a

manner

as

to

be

effective

and

valid

under

applicable

law,

but

if

any

provisio
n

of

any

Credit Document shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or any remaining provisions of such Credit Document.

23.

ENTIRE AGREEMENT. This Agreement, together with the other Credit Documents and any other agreement, document or instrument referred to herein, constitute the final, exclusive and entire agreement and understanding of, and supersede all prior or contemporaneous, oral

or
written, agreements, understandings, representations and negotiations between, the parties relating to the subject matter of the Credit Documents, provided that this Agreement shall not supersede any reimbursement agreement (however titled) that has been entered into specifically with respect to any “direct pay” standby letter of
credit or

other

similar

standby

letter

of

credit

where

the

terms

of

such

reimbursement

agreement

have

been drafted to specifically address the particular
attributes of, or the particular circumstances of the underlying transaction supported by,

such
standby letter of credit.
24.

SURVIVAL
.

All covenants, agreements, representations and warranties made by the Account
Party herein and in the other Credit Documents and in the certificates or other instruments

delivered in connection with or pursuant to this Agreement or any other Credit
Documents shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that Bank may have had notice or knowledge of any Event of Default or incorrect representation or warranty at the time any credit is extended hereunder,

and shall continue in full force and effect as
long as the principal of or any accrued interest on any fee or any other amount payable under this
Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the
Commitments have not expired or terminated.

The provisions of Sections 2(c) and 5 shall survive
and remain in full force and effect regardless of the consummation of the transactions contemplated hereby,

the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

25.

INTERPRETATION;

HEADINGS.

In this Agreement, (a) the term “including” means

“including
without limitation”; (b) the terms “will” and “shall” shall have the same meaning, (c) unless the context requires otherwise, references herein to Sections shall be construed to refer to Sections of
this Agreement; and (d) references to any laws, rules, or regulations include any amendments thereto or successor or replacement laws, rules, or regulations.

The captions and section headings
appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement

26.

COUNTERPARTS; ELECTRONIC EXECUTION
.

This Agreement may be executed by one or
more of the parties to this Agreement on any number of separate counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

Delivery
of an executed signature page of this Agreement by any electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart hereof.

27.

NO FIDUCIARY DUTY,

ETC.

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(a)

The Account Party acknowledges and agrees that Bank will not have any obligations except those obligations expressly set forth herein and in the other Credit Documents and Bank is acting solely in the capacity of an arm’s length contractual counterparty to the Account Party with respect to the Credit Documents and the transactions contemplated herein and therein and not as a financial advisor or a fiduciary to, or an agent of, the Account Party or any other Person.

The
Account Party agrees that it will not assert any claim against Bank based on an alleged breach of fiduciary duty by Bank in connection with this Agreement and the transactions contemplated hereby.

Additionally, the Account Party acknowledges and agrees that Bank is not advising the
Account Party as to any legal, tax, investment, accounting, regulatory or any other matters in any
jurisdiction.

The Account Party shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated herein or in the other Credit Documents, and Bank shall have no responsibility or liability to the Account Party with respect thereto.

(b)

The Account Party further acknowledges and agrees that Bank, together with its branches and affiliates, is a full service securities or banking firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services.

In the ordinary
course of business, Bank may provide investment banking and other financial services to, and/or acquire, hold or sell, for its own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of, the Account
Party and other companies with which the Account Party may have commercial or other relationships.

With respect to any securities and/or financial instruments so held by Bank or any of its customers, all rights in respect of such securities and financial instruments, including any voting rights, will be exercised by the holder of the rights, in its sole discretion.

(c)

In addition, the Account Party acknowledges and agrees that Bank and its affiliates may be providing debt financing, equity capital or other services (including financial advisory services) to
other companies in respect of which the Account Party may have conflicting interests regarding the transactions described herein and otherwise.

Bank will not use confidential information obtained
from the Account Party by virtue of the transactions contemplated by the Credit Documents or its other relationships with the Account Party in connection with the performance by Bank of services for other companies, and Bank will not furnish any such information to other companies.

The
Account Party also acknowledges that Bank has no obligation to use in connection with the transactions contemplated by the Credit Documents, or to furnish to the Account Party, confidential information obtained from other companies.

28.

PRIVACY POLICY
.

Bank and its Affiliates may choose to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, email or other electronic method of transmission, telex or telephone message, statement or other document or conversation reasonably believed in good faith by it to be genuine and correct and to have been signed, sent, or made by a proper person or persons acting for or on your behalf or any of your affiliates.

Account Party agrees that Bank and its Affiliates may transmit data to
Account Party and its Affiliates via an electronic method of transmission, including over the internet, via email or via a website, notwithstanding that no data transmission over the internet, email or a website can be guaranteed to be secure from intrusion.

Account Party agrees that Bank may share
information received from Account Party with its Affiliates and, if so requested, its regulators and as required to comply with federal, state or local laws, or official court orders,

as well as foreign laws

Confidential
applicable to Bank and its Affiliates; it being understood and agreed that Bank may share any such information (including without limitation, non-public personally identifiable information of Account
Party and its representatives) with third party service providers in the ordinary course of business, subject to the confidentiality obligations set forth in Section 29.

Information about how Bank will handle personal data can be found in the Privacy Policy at the following link: d .
29.

CONFIDENTIALITY . Bank agrees at all times (a) to use the information provided by the Account
Party and its affiliates in connection with this Agreement (the “Information”) solely for purposes of the letter of credit facility described in this Agreement, (b) to keep the Information strictly confidential and not directly or indirectly disclose or make it accessible to any third party in any manner, without the Account Party’s

prior written consent, and (c) to protect the Information with the same degree of protection and care Bank uses to protect its own confidential information, but not less than a reasonable degree of care. Notwithstanding the foregoing, the Account Party agrees that Bank may share Information with (i) Bank’s affiliates

and Representatives who have a need to
know in connection with this Agreement (so long as such persons are subject to confidentiality obligations in respect of such Information and Bank shall be responsible to Account Party for any breach of confidentiality obligations

by its Representatives), and (ii) Bank’s regulators

and any
governmental or regulatory authority or stock exchange and as required to comply with federal, state or local laws, or official court orders, or any regulation or judicial or governmental order,

subpoena or
other legal process,

as well as to comply with foreign laws applicable to Bank and its affiliates. Bank may also share such Information with third party service providers in the ordinary course of business
(so long as such service providers are subject to confidentiality obligations in respect of such information). Bank shall notify the Account Owner immediately upon discovery of any unauthorized use or disclosure of Information and will cooperate with efforts by the Account Owner and/or its affiliates to help regain possession of such Information and prevent its further unauthorized use.
Information does not include any information which (i) is or becomes generally available other than as a result of a disclosure by Bank, (ii) is already in Bank’s or any of Bank’s Representatives’
possession free and clear of any obligation of confidentiality, (iii) is or becomes rightfully available on a non-confidential basis to Bank or any of Bank’s Representatives from a source other than Borrower or its representatives, (iv) is independently developed by Bank or on Bank’s behalf without violating any of Bank’s obligations hereunder and without any use of,

reference to or reliance on the
Information or (v) is released or disclosed with the consent of Borrower or its representatives.
“Representatives” collectively includes Bank’s affiliates

or the directors, officers, employees,
accountants, agents, advisors, insurers, insurance broker,

direct or indirect provider of credit
protection and attorneys of Bank or Bank’s affiliates, who each has a need to know such information in connection with this Agreement.
30. ACKNOWLEDGEMENT AND CONSENT TO BAIL-IN OF AFFECTED FINANCIAL
INSTITUTIONS
.

Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Credit
Document may be subject to the Write-Down and Conversion Powers of the applicable Resolution
Authority and agrees and consents to, and acknowledges and agrees to be bound by:

Confidential
(a)

the application of any Write-Down and Conversion Powers by the applicable Resolution
Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
(b)

the effects of any Bail-In Action on any such liability, including, if applicable:

(i)

a reduction in full or in part or cancellation of any such liability;
(ii)

a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or
(iii)

the variation of the terms of such liability in connection with the exercise of the Write-Down

and Conversion Powers of the applicable Resolution Authority.
[SIGNATURE PAGE

FOLLOWS]

Confidential

IN WITNESS WHEREOF, the parties hereto have

duly executed and delivered this Standby Letter of
Credit as of the date first set forth above.

ACCOUNT PARTY
:

EVEREST

REINSURANCE

(BERMUDA), LTD.

By:

______________________________
_

Name:

Title:

Address for Notices:

Seon Place, 4
th

floor

141 Front Street

Hamilton HM19 Bermuda

BANK
:

NORDEA BANK ABP,

NEW YORK BRANCH

By:

________________________________

Name:

Title:

By:

________________________________

Name:

Title:

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[*****]

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